Significant accounting judgments, estimates and assessments	12 Months Ended
Dec. 31, 2024
Significant Accounting Judgments Estimates And Assessments [Abstract]
Significant accounting judgments, estimates and assessments

4. Significant accounting judgments, estimates and assessments

The preparation of the consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets, liabilities and equity in the consolidated financial statements and the accompanying disclosures. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events. Uncertainty about these assumptions and the use of accounting estimates may not equal the actual results. This note provides an overview of the areas that involved a higher degree of judgment or complexity.

Revenue recognition—variable consideration

If the consideration in a contract includes a variable amount, the Group estimates the consideration to which the Group will be entitled in exchange for transferring goods to the customer. The Group’s expected discounts and payments for trade promotion activities are analyzed on a per customer basis. The Group estimates the consideration using either the expected value method or the most likely amount method, depending on which method better predicts the amount of consideration to which the Group will be entitled. The most likely amount method is used for contracts with a single contract sum, while the expected value method is used for contracts with more than one threshold due to the complexity and the activities agreed with the individual customer.

Management makes judgments when deciding whether trade promotion activities with a customer should be classified as a reduction to revenue or as a marketing expense. Generally, activities with the individual customer are accounted for as a reduction to revenue whereas costs related to broader marketing activities are classified as marketing expenses.

Valuation of loss carry-forwards

A deferred tax asset is only recognized for loss carry-forwards, for which it is probable that they can be utilized against future tax surpluses and against taxable temporary differences. The majority of the loss carry-forwards as at December 31, 2024 and 2023 are not recognized in the Group as these are not expected to be utilized in the foreseeable future. Refer to Note 12 Income tax for further details.

Test of impairment of non-financial assets, including goodwill

In accordance with the accounting principle presented in Note 2 Summary of significant accounting policies the Group performs tests annually and if there are any indications of impairment to determine whether there is a need for impairment of goodwill. Other non-financial assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

The Group considers various factors when reviewing for indicators of impairment. Due to the overall macroeconomic uncertainty, the ongoing restructuring within the Group and previous years impairment tests being sensitive to changes in assumptions, management decided, as of December 31, 2024, to perform impairment tests for all the three operating segments, not only for the CGU containing goodwill. At present, the Group only has goodwill allocated to the operating segment Europe & International.

Recoverable amounts for cash generating units are established through the calculation of the value in use. The calculation of the value in use is based on estimated future cash flows. The Group has determined that long-term EBITDA margin, the discount rate and the long-term growth rate are the most significant assumptions in the impairment test. For further details on the test of impairment of goodwill refer to Note 14 Intangible assets and for the test of other non-financial assets refer to Note 15 Property, plant and equipment.

Share-based compensation

The Group measures the cost of equity-settled transactions by reference to the fair value of the equity instruments at the date at which they are granted. The fair value is estimated using a model, which requires the determination of the appropriate inputs. The assumptions and models used for estimating the fair value of share-based compensation transactions including sensitivity analysis are disclosed in Note 8 Share-based compensation.

Convertible Notes

The Group has Convertible Notes which are classified as liabilities at the initial date of recognition at fair value through profit or loss. Fair value changes relating to the Group’s own credit risk are recognized in other comprehensive income. The fair value is estimated using a model, which requires the determination of the appropriate inputs. The assumptions and models used for estimating the fair value of the Convertible Notes including sensitivity analysis are disclosed in Note 18 Financial instruments per category.

Assets held for sale

On December 30, 2022, Oatly, Inc., and its wholly owned subsidiary, Oatly US Operations & Supply Inc., entered into an asset purchase agreement with Ya YA Foods USA LLC (“YYF”), and parent Aseptic Beverage Holdings LP, to establish a strategic partnership pursuant to which Oatly, Inc. will sell its manufacturing facility in Ogden, Utah to YYF. Subject to the terms and conditions of the Asset Purchase Agreement, YYF will acquire a majority of the assets that are used in the operation of the manufacturing facility in Ogden, Utah (the “Ogden Facility”) and assume the obligations arising under the real property leases and certain contracts for and related to the Ogden Facility. The Company will continue to own all intellectual property related to production of oat base, the Company’s principal, proprietary ingredient for all Oatly products, and the Company will continue to own and operate its own equipment, fixtures and supplies associated with its production of oat base at the Facilities. The criteria to be classified as held for sale at that date is considered to be met for the following reasons:

•
The assets subject to the Asset Purchase Agreement are available for immediate sale and can be sold to the buyer in their current condition.
•
The actions to complete the sale were initiated and expected to be completed within one year from the date of initial classification.
•
The Asset Purchase Agreement was signed on December 30, 2022.

Refer to Note 34 Non-current assets held for sale for further details.

Asset impairment charges and other costs related to discontinued construction and closure of production facilities

Management makes assumptions and estimates when determining the non-cash impairment charges and other costs relating to the production facilities for which the decision has been made to discontinue construction or close. Management estimates the fair value less costs of disposal of property, plant and equipment and decommissioning costs based on a combination of data including agreements, quotes, ongoing negotiations with counterparties, input from suppliers and surveyors, and other market data.